EXHIBIT 4.13

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                                     FORM OF

                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST



                             PROVIDIAN FINANCING [ ]


                         Dated as of_____________, 199_



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CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                             Section of
of 1939, as amended                             Declaration

310(a)......................................    5.3(a)
310(b)......................................    5.3(d)
310(c)......................................    Inapplicable
311(a)......................................    2.2(b)
311(b)......................................    2.2(b)
311(c)......................................    Inapplicable
312(a)......................................    2.2(a)
312(b)......................................    2.2(c)
312(c)......................................    2.2(d)
313.........................................    2.3
314(a)......................................    2.4
314(b)......................................    Inapplicable
314(c)......................................    2.5
314(d)......................................    Inapplicable
314(e)......................................    2.4
314(f)......................................    Inapplicable
315(a)......................................    3.9(b)
315(c)......................................    3 9(a)
315(d)......................................    3.9(b)
315(e)......................................    2.6
316(a)......................................    Exhibit A, 2.6
315(b)......................................    2.8
316(b)......................................    2.6(e)
316(c)......................................    3.6(e)
317(a)......................................    3.8(g)
317(b)......................................    3.8(h)
318(a)......................................    2.1(c)
318(b)......................................    Inapplicable
318(c)......................................    2.1(c)


* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             PROVIDIAN FINANCING [ ]

                                __________, 199__


         THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of __________, 199__ by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, collectively the "Trustees"), Providian Financial Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), the Administrators (as defined herein) and the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

         WHEREAS, the Trustees, the Administrators and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust, dated as of May 29, 1998 (the "Original Declaration"), and a Certificate of Trust was filed with the Secretary of State of Delaware on May 29, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Subordinated Notes of the Subordinated
Note Issuer;

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

         INTERPRETATION AND DEFINITIONS

         1.1  DEFINITIONS.

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) A term defined anywhere in this Declaration has the same meaning throughout;

         (c) All references to "the Declaration" or "this Declaration" are to this Declaration of Trust as modified, supplemented or amended from time to time;

         (d) All references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) A term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;


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         (f) A term defined in the Indenture (as defined herein) and the Master
Unit Agreement (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires;

         (g) A reference to "including" means "including, but not limited to";
and

         (h)  A reference to the singular includes the plural and vice versa.

         "Administrators" means each of David J. Petrini, Daniel Sanford and Kirk Inglis solely in such Person's capacity as Administrator of the Trust created and continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Appointment Event" means an event defined in the terms of the Preferred Securities as set forth in Exhibit A, as such Exhibit A may be amended in accordance with the terms of this Declaration.

         "Authorized Officer" of a Person means any other Person that is authorized to bind such Person.

         "Bankruptcy" means, with respect to an entity, (a) the entry by a court having jurisdiction in the premises of a decree or order for relief in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidation, assignee, custodian, trustee, sequestration (or similar official) of such entity or for any substantial party of its property, or ordering the winding up or liquidation of its affairs, if such decree or order shall remain unstayed and in effect for a period of 60 consecutive days or (b) the commencement by such entity of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or such entity's consent to the entry of an order for relief in any involuntary case under any such law, or its consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestration (or similar official) of such entity or for any substantial part of its property, or the making by such entity of any general assignment for the benefit of creditors, or its failure generally to pay its debts as they become due or the taking by such entity of any corporate action in furtherance of any of the foregoing.

         "Business Day" means any day other than a day on which banking institutions in New York, New York or Wilmington, Delaware are authorized or required by law or executive order to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Closing Date" means __________, 199_.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

         ["Common Securities Guarantee" means the guarantee agreement dated as of ________, 199_ of the Sponsor in respect of the Common Securities.]

         "Common Security" has the meaning specified in Section 7.1.


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         "Covered Person" means:

                  (a) any officer, director, shareholder, partner, member, representative, employee or agent of:

                           (i) the Trust; or

                           (ii)  the Trust's Affiliates; and

                  (b)  any Holder of Securities.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Depository" means DTC or its successor.

         "Direction" by a Person means a written direction signed:

                  (a)  if the Person is a natural person, by that Person; or

                  (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "DTC" means the Depository Trust Company, the initial Depository.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Subordinated Notes.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "Global Preferred Security" means a certificate representing all or a portion of the Preferred Securities issued hereunder and delivered to the Depository in accordance with Section 9.4 and bearing the legend set forth in
Section 9.4.

         "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means:

                  (a)  any Trustee;

                  (b)  any Affiliate of any Trustee;

                  (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or

                  (d)  any employee or agent of the Trust or its Affiliates.


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         "Indenture" means the Subordinated Indenture dated as of __________,
199_, [as supplemented by the First Supplemental Indenture dated as of _________, 199__, each being] between the Subordinated Note Issuer and The Bank of New York, as trustee, as such Indenture may be further amended, supplemented or modified in accordance with the provisions thereof.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Liquidation Amount" means, with respect to a Preferred Security, $__________.

         "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Exhibit A, as such exhibit may be amended or modified in accordance with this Declaration.

         "Majority in Liquidation Amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, a vote by Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class and voting their respective classes of Securities, where the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents more than 50% of such Liquidation Amount of all Securities, or all Securities of such class, as the case may be. In determining whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities shall be disregarded.

         ["Master Unit Agreement" shall mean the Master Unit Agreement between Providian Financial Corporation and ______, as Unit Agent, dated as of _________________, 19__.]

         "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. To the extent required by the Trust Indenture Act, any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that the officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation on which the statements or opinions contained in such Certificate are based;

                  (c) a statement that, in the opinion of such officer, he or she has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

         "Paying Agent" has the meaning specified in Section 3.8(h).

         "Payment Amount" has the meaning set forth in Section 6.1.


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         "Person" means a natural or legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, or government or any agency, authority or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement to be dated as of __________, 199__ of the Sponsor in respect of the Preferred Securities.

         "Preferred Security" has the meaning specified in Section 7.1.

         ["Pricing Agreement" means the pricing agreement between the Trust, the Subordinated Note Issuer, and the underwriter(s) designated by the Administrators with respect to the offer and sale of the Preferred Securities.]

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Property Trustee Account" has the meaning set forth in Section 3.8(c).

         "Pro Rata" shall have the meaning assigned to such term in paragraph 8 of Exhibit A, as such Exhibit A may be amended from time to time in accordance with this Declaration.

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

         "Register" means the books for the registration and transfer of Securities, which books are kept by the Trustee in accordance with Section 9.2.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person which owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Property Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "66-2/3% in Liquidation Amount of the Securities" means a vote by Holder(s) of Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class and voting their respective classes of Securities, where the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 66-2/3% of such liquidation amount of all Securities, or all Securities of such class, as the case may be. In determining whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities shall be disregarded.


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         "Special Event" has the meaning set forth in the terms of the
Securities set forth in Exhibit A, as such Exhibit A may be amended or modified in accordance with this Declaration.

         "Sponsor" means Providian Financial Corporation, a Delaware corporation, in its capacity as sponsor of the Trust, or any permitted successor entity.

         "Subordinated Note Issuer" means Providian Financial Corporation, a Delaware corporation, in its capacity as issuer of the Subordinated Notes, or any permitted successors or assigns under the Indenture.

         "Subordinated Note Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder and thereafter means such successor trustee.

         "Subordinated Notes" means the series of Subordinated Notes to be issued by the Subordinated Note Issuer under the Indenture and purchased for the account of and held by the Property Trustee pursuant to Section 3.6(c).

         "Successor Delaware Trustee" has the meaning set forth in Section
5.6(c).

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3.

         "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

         "10% in Liquidation Amount of the Securities" means a vote by Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class and voting their respective classes of Securities, where the Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 10% of such Liquidation Amount of all Securities, or all Securities of such class, as the case may be. In determining whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities shall be disregarded.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office as such in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended as of the date of this Agreement.

         "25% in Liquidation Amount of the Securities" means a vote by Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of Preferred Securities or Common Securities, voting separately as a class and voting their respective classes of Securities, where the Liquidation Amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Securities voted by such Holders represents 25% of such Liquidation Amount of all Securities, or all Securities of such class, as the case may be. In determining


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

whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities shall be disregarded.

         ["Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities.]

         "Units" mean any securities designated as Units, which may include, but are not limited to, stock purchase contracts and Preferred Securities.

                                   ARTICLE II

                               TRUST INDENTURE ACT

         2.1  TRUST INDENTURE ACT; APPLICATION.

         (a) So long as the Preferred Securities are outstanding, this Declaration shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions; provided, however, that any provisions of the Trust Indenture Act which may in accordance therewith be excluded are hereby excluded. At such time as the Preferred Securities are no longer outstanding, the Trust Indenture Act shall no longer govern this Declaration and all provisions requiring compliance with specified provisions of the Trust Indenture Act shall be of no further force and effect;

         (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act;

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; and

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         2.2  LISTS OF HOLDERS OF SECURITIES.

         (a) Each of the Sponsor and the Administrators, on behalf of the Trust, shall provide the Property Trustee not less than 45 days nor more than 60 days after each (month and day) that is a Distribution payment date, but in no event less frequently than semiannually, and at such other times as the Property Trustee may request in writing, within 30 days after receipt by the Sponsor and Administrators of any such request, a list in such form as the Property Trustee may reasonably require containing all the information in the possession or control of the Sponsor and the Administrators, or any of its Paying Agents other than the Property Trustee, as to the names and addresses of the Holders of Securities, obtained since the date as of which the next previous list, if any, was furnished, excluding from any such list the names and addresses received by the Property Trustee in its capacity as registrar (if so acting). Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date.

         (b) The Property Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Securities (i) contained in the most recent list furnished to it as provided in this Section 2.2, (ii) received by the Property Trustee in the capacity of Paying Agent or registrar (if so acting) and (iii) filed with the Property Trustee within the two preceding years as provided for in Section 2.2(a). The Property Trustee may destroy any list furnished to it as provided in this Section 2.2 upon receipt of a new list so furnished.


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         (c) If three or more Holders of the Common Securities or the Preferred
Securities (hereinafter referred to as "applicants") apply in writing to the Property Trustee, and furnish to the Property Trustee reasonable proof that each such applicant has owned a Security of such class for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such class with respect to their rights under this Declaration or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Property Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Property Trustee in accordance with the provisions of this Section 2.2 or

                  (ii) inform such applicants as to the approximate number of Holders of such Securities whose names and addresses appear in the information preserved at the time by the Property Trustee in accordance with the provisions of Section 2.2(b), and as to the approximate cost of mailing to such Holders the form of proxy or other communications, if any, specified in such application.

         If the Property Trustee shall elect not to afford such applicants access to such information, the Property Trustee shall, upon the written request of such applicants, mail to each of the Holders of such Securities whose name and address appear in the information preserved at the time by the Property Trustee in accordance with the provisions of Section 2.2(b), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Property Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Property Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Property Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Property Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (d) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Sponsor, the Administrators, and the Property Trustees that none of them nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of
Section 2.2(c), regardless of the source from which such information was derived, and that the Property Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 2.2(c).

         (e) The Property Trustee shall comply with its obligations under
Section 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

         2.3 REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after May 15 of each year commencing May 15, 1999, the Property Trustee shall provide to the Holders of the Securities such reports, if any, as are required by Section 313(a), (b)and (c) of the Trust Indenture Act, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         2.4 PERIODIC REPORTS TO PROPERTY TRUSTEE. Each of the Sponsor, the Subordinated Note Issuer, the Administrators and any other obligor on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any), and the compliance certificate, required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act.


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         2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the
Sponsor, the Subordinated Note Issuer and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officer's Certificate.

         2.6 EVENTS OF DEFAULT; WAIVER. The occurrence and continuance of an Event of Default under the Indenture shall constitute an Event of Default hereunder.

         (a) The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of (1) Holders (as such term is defined in the Indenture) of Subordinated Notes representing a specified percentage greater than a majority in principal amount of the Subordinated Notes or (2) each Holder of Subordinated Notes, the Event of Default under this Declaration may only be waived by, in the case of clause (1) hereof, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities or, in the case of clause (2) hereof, each Holder of Preferred Securities.

         (b) Upon such waiver meeting the requirements of the foregoing subsections (a)(i) or (a)(ii) of this Section 2.6, any such default or resulting Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities. Each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of any Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the applicable Liquidation Amount of Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

         (d) All parties to this Declaration agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, that any court may in its discretion require the filing by any party in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. The provisions of this Section 2.6(d) shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Securities, or group of such Holders, holding in the aggregate more than 10% percent in Liquidation Amount of the Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any interest or premium on any Security, on or after the due date expressed in such Security or for such interest (or in the case of any redemption, on or after the Redemption Date).

         (e) No Holder of any Preferred Security or of any Common Security shall have any right by virtue of any provision of this Declaration to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Declaration or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Property Trustee written notice of a continuing Event of Default, and unless also the Holders of not less than 25% in Liquidation Amount of the Preferred Securities or of the Common Securities, as the case may be, then outstanding shall have made written request upon the Property Trustee to institute such action, suit or proceeding in its own name as Property Trustee hereunder and shall have offered to the Property Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (including the reasonable fees of counsel for the Property Trustee), and the Property Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Property Trustee pursuant to this 2.2(e); it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Property Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue of any provision of this Declaration to affect, disturb or prejudice the rights of the Holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Declaration, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section 2.2(d), each and every Holder and the Property Trustee shall be entitled to such relief as can be given either at law or in equity.

         (f) The provisions of Section 315(e) of the Trust Indenture Act shall be excluded from this Declaration.

         Notwithstanding any other provisions in this Declaration, the right of any Holder of any Security to receive payment of the Distributions on such Security on or after the respective due dates expressed in such Security (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

         2.7  EVENT OF DEFAULT; NOTICE.

         (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default hereunder, give to the Holders of the Securities notice of such Event of Default known to the Trustee unless such Event of Default shall have been cured, remedied or waived before the giving of such notice (the term "Event of Default" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default irrespective of the giving of written notice specified therein); provided, that except in the case of an Event of Default resulting from the failure of payment of the principal of or interest on any of the Subordinated Notes, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities.

         (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) A default under Sections 6.01(a) and (b) of the Indenture; or

                  (ii) Any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice of.

         (c) The Sponsor and the Administrators covenant that, as soon as is practicable, they will furnish the Property Trustee notice of any event which is an Event of Default or which with the giving of notice or the passage of time or both would constitute an Event of Default which has occurred and is continuing on the date of such notice, which notice shall set forth the nature of such event and the action which the Sponsor proposes to take with respect thereto.

                                   ARTICLE III

                                  ORGANIZATION

         3.1 NAME. The Trust is named "Providian Financing [ ]", as such name may be modified from time to time by the Administrators following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

         3.2 OFFICE. The address of the principal office of the Trust is c/o Providian Financial Corporation, 201 Mission Street, San Francisco, California 94105. On ten Business Days written notice to the Holders of Securities, the Administrators may from time to time designate another principal office of the Trust.

         3.3 PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Subordinated Notes, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would (i) cause the Trust to be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership or (ii) cause any Holder of Securities not to be treated as owning an undivided beneficial interest in the Subordinated Notes at any time the Securities are outstanding.

         3.4 AUTHORITY. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrators shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrators in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         3.5 TITLE TO PROPERTY OF THE TRUST. Except as provided in Section 3.8 with respect to the Subordinated Notes and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         3.6 POWERS AND DUTIES OF THE ADMINISTRATORS. The Administrators shall have the exclusive power and authority and duty to cause the Trust to engage in the following activities:

         (a) To issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) In connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor in relation to the Preferred Securities, including any amendments thereto prepared by the Sponsor;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor as necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application prepared by the Sponsor to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market for listing upon notice of issuance of any Preferred Securities [or Units];

                  (iv) execute and file with the Commission a registration statement on Form 8-A prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto prepared by the Sponsor; and

                  (v) execute and enter into the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities;

         (c) To acquire the Subordinated Notes with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrators shall cause legal title to the Subordinated Notes to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

         (d) To give the Subordinated Note Issuer, the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Administrators shall consult with the Subordinated Note Issuer, the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (e) To establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Common Securities as to such actions and applicable record dates;

         (f) To take all actions and perform such duties as may be required of the Administrators pursuant to the terms of the Securities;

         (g) To bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

         (h) To employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) To cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) To give the certificate to the Property Trustee required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrator;

         (k) To incur expenses which are necessary or incidental to carry out any of the purposes of the Trust;

         (l) To act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (m) To give prompt written notice to the Holders of the Securities of any notice received from the Subordinated Note Issuer of its election (i) to defer payments of interest on the Subordinated Notes by extending the interest payment period under the Indenture, or (ii) to extend the scheduled maturity date on the Subordinated Notes;

         (n) To execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (o) To take all actions which may be necessary or appropriate for the preservation and continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (p) To take any action, not inconsistent with this Declaration or with applicable law, which the Administrators determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6 including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust not to be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but for each Holder of Securities to be treated as owning an undivided beneficial interest in the Subordinated Notes; and

                  (iii) cooperating with the Subordinated Note Issuer to ensure that the Subordinated Notes will be treated as indebtedness of the Subordinated Note Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

         (q) To take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrators, on behalf of the Trust.

         The Administrators must exercise the powers set forth in this Section
3.6 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.3 and the Administrators shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Administrators shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

         3.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

         (a) Invest any proceeds received by the Trust from holding the Subordinated Notes, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

         (b)  Acquire any assets other than as expressly provided herein;

         (c)  Possess Trust property for other than a Trust purpose;

         (d) Make any loans or incur any indebtedness other than loans represented by the Subordinated Notes;

         (e) Possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

         (f) Issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

         (g) Direct the time, method and place of exercising any trust or power conferred upon the Trustee [with respect to the Subordinated Notes], (B) waive any past default that is waivable under Section 6.06 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Subordinated Notes shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Subordinated Notes, where such consent shall be required, unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will be characterized as an association taxable as a corporation or a partnership and that each Holder of Securities will not be treated as owning an undivided beneficial interest in the Subordinated Notes.

         3.8  POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

         (a) The legal title to the Subordinated Notes shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Subordinated Notes shall vest automatically in each Person who may hereafter be appointed as Property Trustee as set forth in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered;

         (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Notes to the Administrators or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee);

         (c)  The Property Trustee shall:

                  (i) establish and maintain a bank account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Subordinated Notes held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. If the Preferred Securities are not represented by a Global Preferred Security, the Property Trustee shall hold such funds in an interest-bearing bank account, and any interest earned on such funds shall be paid by the Property Trustee to the Sponsor. The Property Trustee Account shall be an account which is maintained with a banking institution either (a) the rating on whose long term unsecured indebtedness is rated "A" or above by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, or (b) which has capital and surplus of at least $100,000,000;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Subordinated Notes are redeemed or mature; and

                  (iii) upon notice of distribution issued by the Administrators in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Notes to Holders of Securities upon the occurrence of certain Special Events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities;

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities;

         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act;

         (f)  The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Section 5.6;

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Notes under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Subordinated Notes, subject to the rights of the Holders pursuant to the terms of such Securities;

         (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee;

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the powers or the authority of the Administrators set forth in Section 3.6; and

         (j) The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner which is consistent with the purposes and functions of the Trust set forth in Section 3.3 and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         3.9  CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration in Sections 2.2, 2.3, 2.7, 3.8, 3.9, 3.10 and 6.1 and in the terms of the Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) Prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Declaration in Sections 2.2, 2.3, 2.7, 3.8, 3.9, 3.10 and 6.1 and in the terms of the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) The Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                  (iv) No provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

         3.10 CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of
Section 3.9:

         (a) The Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b) Any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officer's Certificate;

         (c) Whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

         (d) The Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or registration thereof);

         (e) The Property Trustee may consult with counsel of its selection and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (f) The Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 3.10(f) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (g) The Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

         (h) The Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (i) Any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

         (j) Whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same portion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
(ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

         (k) Except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         3.11 DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrators and the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act and taking such actions as are required to be taken by the Delaware Trustee under the Business Trust Act.

         3.12 EXECUTION OF DOCUMENTS. Unless otherwise determined by the Administrators and except as otherwise required by the Business Trust Act, a majority of, or if there are only two, both of the Administrators, are authorized to execute on behalf of the Trust any documents which the Administrators have the power and authority to execute pursuant to Section 3.6, provided that any listing application prepared by the Sponsor referred to in
Section 3.6(b)(iii) may be executed by any Administrator.

         3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         3.14 DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 55 years from the Closing Date.

         3.15  MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c);

         (b) The Trust may, with the consent of a majority of the Administrators or, if there are only two Administrators, with the consent of both Administrators, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that:

                  (i)  Such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

                  (ii) The Subordinated Note Issuer expressly acknowledges a trustee of the Successor Entity which possesses the same powers and duties as the Property Trustee as the Holder of the Subordinated Note;

                  (iii) The Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed;

                  (iv) Such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) [or Units] to be downgraded by any nationally recognized statistical rating organization;

                  (v) Such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                  (vi) Such successor entity has a purpose identical to that of the Trust;

                  (vii) Prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or
                  replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                           (B) following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (viii) The Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

         (c) Notwithstanding Section 3.15(b), the Trust shall not consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the (i) Trust or Successor Entity for United States federal income tax purposes to be classified as an association taxable as a corporation or a partnership, or (ii) except with the consent of Holders of 100% in Liquidation Amount of the Securities, any Holder of the Securities not to be treated as owning an undivided beneficial interest in the Subordinated Notes..

                                   ARTICLE IV

                                     SPONSOR

         4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, at the same time as the Preferred Securities are sold, in an amount equal to 3% of the capital of the Trust.

         4.2 RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) To prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, and any amendments thereto;

         (b) To determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to take any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) To prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market for listing upon notice of issuance of any Preferred Securities;

         (d) To prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

         (e) To negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities.

         4.3  EXPENSES.

         (a) The Sponsor shall be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including (i) costs and expenses relating to the organization of the Trust and the issuance and sale of the Preferred Securities,
(ii) the fees and expenses (including reasonable counsel fees and expenses) of the Trustees, and (iii) costs and expenses relating to the operation of the Trust, including costs and expenses of accountants, attorneys, paying agent(s), registrant(s) and transfer agent(s), statistical or bookkeeping services, expenses for printing, engraving and duplication and computing or accounting equipment, travel and telephone and other telecommunications expenses, and costs and expenses incurred in connection with the disposition of Trust assets).

         (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         (c) The Sponsor's obligations under this Section 4.3 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor"), whether or not such Creditor has received notice hereof. Any Creditor may enforce the Sponsor's obligations under this Section 4.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this
Section 4.3.

                                    ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

         5.1 NUMBER OF TRUSTEES. The number of Trustees and Administrators shall initially be two (2) and three (3), respectively, and:

         (a) At any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees and Administrators; and

         (b) After the issuance of any Securities, the number of Trustees and Administrators may be increased or decreased by vote of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided that in any case the number of Trustees shall be at least two (2) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee pursuant to Section 5.2, in which case the number of Trustees shall be at least one (1).

         5.2 DELAWARE TRUSTEE. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a)  A natural person who is a resident of the State of Delaware; or

         (b) If not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

         5.3  PROPERTY TRUSTEE; ELIGIBILITY.

         (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i)  Not be an Affiliate of the Sponsor;

                  (ii) Be a Person organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

         (b) If the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications; and

         (c) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c);

         (d) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act; and

         (e) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         5.4 QUALIFICATIONS OF ADMINISTRATORS AND DELAWARE TRUSTEE GENERALLY. Each Administrator and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity which shall act through one or more Authorized Officers.

         5.5  INITIAL ADMINISTRATORS.

         (a)  The initial Administrators shall be:

                  David J. Petrini
                  Providian Financial Corporation
                  201 Mission Street
                  San Francisco, California 94105

                  Daniel Sanford
                  Providian Financial Corporation
                  201 Mission Street
                  San Francisco, California 94105

                  Kirk Inglis
                  Providian Financial Corporation
                  201 Mission Street
                  San Francisco, California 94105

                  (i) Except as expressly set forth in this Declaration and except if a meeting of the Administrators is called with respect to any matter over which the Administrators have power to act, any power of the Administrators may be exercised by, or with the consent of, any one Administrator.

                  (ii) An Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrators have power and authority to cause the Trust to execute pursuant to Section 3.6.

                  (iii) The Holder(s) of a Majority in Liquidation Amount of the Securities may appoint or remove any Administrator without cause at any time.

                  (iv) An Administrator appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Administrator may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Administrator and delivered to the Sponsor and the Property Trustee, which resignation shall take effect upon such delivery or upon such later date as is specified therein.

         (b)  The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)
                  White Clay Center, Route 273
                  Newark, Delaware
                  Attention:  Corporate Trust Department

         (c)  The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street, Floor 21W
                  New York, NY 10286

         5.6  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrators and the Sponsor.

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrators and the Sponsor.

         (d) A Trustee appointed to office shall hold office until his or her successor shall have been appointed or until his or her death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                           (A) a Successor Property Trustee has been appointed
                  and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) if the Trust is excluded from the definition of
                  an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of registration in accordance with this Section 5.6.

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         5.7 VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrators shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.6.

         5.8 EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence of a Trustee or a Trustee's incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of a Administrator in accordance with Section 5.6, the Administrators in office, regardless of their number, shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Declaration.

         5.9 MEETINGS. Meetings of the Administrators shall be held from time to time upon the call of any Administrator. Regular meetings of the Administrators may be held at a time and place fixed by resolution of the

Administrators. Notice of any in-person meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, provided that oral or written confirmation of receipt is obtained by the sender) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, provided that oral or written confirmation of receipt is obtained by the sender) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrator at a meeting shall constitute a waiver of notice of such meeting except where an Administrator attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrators may be taken at a meeting by vote of a majority of the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrators.

         5.10  DELEGATION OF POWER.

         (a) Any Trustee or Administrator may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission or making any other governmental filing; and

         (b) The Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

         5.11  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  DISTRIBUTIONS

         6.1 DISTRIBUTIONS. If and to the extent that the Subordinated Note Issuer makes a payment of interest (including any interest payments on interest deferred in accordance with the terms of the Indenture) and/or principal on the Subordinated Notes held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the applicable terms of the Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

         7.1  GENERAL PROVISIONS REGARDING SECURITIES.

         (a) The Administrators shall issue on behalf of the Trust securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with this Section 7.1 (a) and for the consideration specified in the [Pricing Agreement]. The Administrators shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities") having such terms as are set forth in Exhibit A, as such Exhibit A may be amended from time to time in accordance with this Declaration which Exhibit A is incorporated herein by reference, and one class of common securities representing undivided beneficial interests in the assets of the Trust (the "Common Securities") having such terms as are set forth in Exhibit A, as such Exhibit A may be amended from time to time in accordance with this Declaration. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities;

         (b) The Securities shall be signed on behalf of the Trust by the Administrators (or if there are more than two Administrators by any two of the Administrators). Such signatures may be the manual or facsimile signatures of the present or any future Administrator. Typographical and other minor errors or defects in any reproduction of any such signature shall not affect the validity of any Security. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Securities so signed shall be delivered by the Trust, such Security nevertheless may be delivered as though the person who signed such Security had not ceased to be such Administrator; and any Certificate may be signed on behalf of the Trust by such persons who shall, at the actual date of the execution of such Security, be the Administrators of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrator; Securities shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrators may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage;

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust;

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable; and

         (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by this Declaration.

                                  ARTICLE VIII

                              DISSOLUTION OF TRUST

         8.1 DISSOLUTION OF TRUST. This Declaration and the Trust shall terminate and be of no further force or effect when:

         (a) All of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms hereof and of the Securities; or

         (b) All of the Subordinated Notes shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms hereof and of the Securities; or

         (c) Liquidation Distributions shall have been paid to the Holders of Securities or Subordinated Notes in an aggregate principal amount equal to the aggregate Liquidation Amount of the Securities and shall have been distributed to the Holders of Securities in accordance with the terms hereof and of the Securities; or

         (d) Upon the expiration of the term of the Trust as set forth in
Section 3.14 hereof; or

         (e) Before the issuance of any Securities, with the consent of all of the Administrators and the Sponsor,

and a certificate of cancellation is filed by the Trustees with the Secretary of State of the State of Delaware. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.1

         The provisions of Sections 3.10, Section 4.2 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                   TRANSFER OF INTERESTS; FORMS OF SECURITIES

         9.1  TRANSFER OF SECURITIES.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void;

         (b) Subject to this Article IX, the Preferred Securities shall be freely transferable, provided, however, that the Global Preferred Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository; and

         (c) Subject to this Article IX, the Sponsor and any Related Party may transfer Common Securities only to the Sponsor or a Related Party of the Sponsor; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) The Trust would be classified for United States federal income tax purposes as an association taxable as a corporation or a partnership and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Subordinated Notes; and

                  (ii)  The Trust or the transferee would be an Investment
         Company.

         9.2 REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES. Except as specifically otherwise provided herein with respect to Global Preferred Securities, Securities may be exchanged for Securities representing a like aggregate liquidation amount. Securities to be exchanged shall be surrendered at the offices or agencies of the Property Trustee and the Administrators shall execute the Securities, and the Property Trustee shall authenticate and deliver in exchange therefor the Securities or Securities which the Holder making the exchange shall be entitled to receive.

         The Property Trustee shall keep or cause to be kept, at its principal corporate trust office, the Register in which, subject to such reasonable regulations as it may prescribe, the Property Trustee shall provide for the registration of the Securities and the transfer of Securities as in this Article provided. The Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Administrators and the Sponsor. Upon due presentment for transfer of any Security at the principal corporate trust office of the Property Trustee, the Administrators shall execute a new Security and the Property Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security for a like aggregate liquidation amount.

         Notwithstanding any other provisions of this Section 9.2, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Preferred Security representing all or a portion of the Securities may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

         All Securities presented or surrendered for exchange, transfer, redemption, conversion or payment shall, if so required by the Property Trustee, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Administrators and the Property Trustee, duly executed by the registered Holder or by such Person's attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Property Trustee shall not be required to exchange or transfer (a) any Securities during a period beginning at the opening of business 15 days before the day of the first publication or the mailing (if there is no publication) of a notice of redemption of Securities and ending at the close of business on the day of such publication or mailing or (b) any Securities called or selected for redemption in whole or in part, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption in whole or in part or during a period beginning at the opening of business on any record date and ending at the close of business on the relevant Distribution payment date therefor.

         9.3 DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Securities on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

         9.4  GLOBAL SECURITIES.

         (a) Unless otherwise specified in the terms of the Preferred Securities, on original issuance, the Preferred Securities will be issued in the form of one or more fully registered Global Preferred Securities, to be delivered to the Depository by, or on behalf of, the Trust. Each Global Preferred Security shall: (i) represent the aggregate liquidation amount of Preferred Securities issued hereunder, (ii) be registered in the name of either the Depository for such Global Preferred Security or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's written instruction and (iv) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Preferred Securities in definitive form, this Global Preferred Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository." The notation of the record owner's interest in such Global Preferred Security upon the original issuance thereof shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Global Preferred Security. Without limiting the foregoing, the Administrators, the Property Trustee, the Sponsor and the Issuer of the Subordinated Notes shall have no responsibility, obligation or liability with respect to: (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Global Preferred Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the Preferred Securities represented by the Global Preferred Security to any Person having any ownership interest in such Global Preferred Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Global Preferred Security.

         (b) If Preferred Securities are issued in the form of a Global Preferred Security or Securities, each such Global Preferred Security may provide that it shall represent the aggregate amount of outstanding Preferred Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Preferred Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Preferred Security to reflect the amount of outstanding Preferred Securities represented thereby shall be made by the Trustee and in such manner as shall be specified on such Global Preferred Security. Any instructions by the Administrators with respect to a Global Preferred Security, after its initial issuance, shall be in writing.

         (c) The Depository hereunder shall be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation. If at any time the Depository for the Preferred Securities notifies the Administrators that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible to serve as Depository, the Administrators shall appoint a successor Depository. If a successor Depository is not appointed by the Administrators within 90 days after they receive such notice or learn of such ineligibility, the Administrators shall execute and deliver definitive Preferred Securities in authorized liquidation amounts in exchange for the Global Preferred Security or Securities (the "Definitive Preferred Security Certificates") in the same aggregate liquidation amount as the Global Preferred Security or Securities representing the Preferred Securities in exchange for such Global Preferred Security or Securities, in accordance with the provisions of Section 9.4(e), without any further corporate action by the Trustees.

         (d) The Administrators may at any time after consultation with the Sponsor, determine that the Preferred Securities issued in the form of one or more Global Preferred Securities shall no longer be represented by such Global Preferred Security or Securities. In such event, the Administrators will execute and deliver Preferred Securities in definitive form and in authorized denominations in an aggregate principal amount equal to the principal amount of the Global Preferred Security or Securities representing the Preferred Securities in exchange for such Global Preferred Security or Securities, in accordance with the provisions of Section 9.4(e) without any further corporate action by the Administrators.

         (e) Upon any exchange hereunder of the Global Preferred Security or Securities for Preferred Securities in definitive form, such Global Preferred Security or Securities shall be canceled by the Trust. Preferred Securities issued hereunder in exchange for the Global Preferred Security or Securities shall be registered in such names and in such authorized denominations as the Depository for such Global Preferred Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Administrators. The Administrators shall deliver such Definitive Preferred Security Certificate in exchange for the Global Preferred Security or Securities to the persons in whose name such definitive Preferred Securities have been registered in accordance with the directions of the Depository.

         (f) Unless otherwise specified in the terms of the Common Securities, on original issuance, the Common Securities will be issued in the form of a single fully registered Common Security Certificate which shall (i) represent the aggregate liquidation amount of Common Securities issued hereunder and (ii) be registered in the name of the Sponsor and delivered by the Trust to the Sponsor.

         9.5 NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.4, the Administrators shall give all such notices and communications specified herein to be given to the Preferred Security Holders, to the Depository, and shall have no other notice obligations.

         9.6  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  If:

         (a) Any mutilated Securities shall be surrendered to the Administrators, or if the Administrators shall receive evidence to their satisfaction of the destruction, loss or theft of any Securities; and

         (b) There shall be delivered to the Administrators, the Sponsor and the Property Trustee such security or indemnity as may be required by them to keep each of them harmless,

then in the absence of notice that such Security shall have been acquired by a bona fide purchaser, the Administrators on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security in the same aggregate Liquidation Amount as the mutilated, destroyed, lost or stolen Security. In connection with the issuance of any new Certificate under this Section 9.6, the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Every new Security issued pursuant to this Section 9.6 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Declaration equally and ratably with all other outstanding Securities.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         10.1  LIABILITY.

         (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; and

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise; and

         (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         10.2  EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee except as otherwise set forth in Section 3.9) or willful misconduct with respect to such acts or omissions; and

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         10.3  FIDUCIARY DUTY.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration, subject to any duties or obligations imposed on the Property Trustee under Rule 3a-7, shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

         (b)  Unless otherwise expressly provided herein:

                  (i) Whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

                  (ii) Whenever this Declaration or any other agreement contemplated herein or therein provide that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities,

         (c) The Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and whenever in this Declaration an Indemnified Person is permitted or required to make a decision

                  (i) In its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Trust or any other Person; or

                  (ii) In its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         10.4  INDEMNIFICATION.

         (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, except as otherwise set forth in Section 3.9) or willful misconduct with respect to such acts or omissions; and

         (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in
Section 10.4(a).

         10.5 OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Subordinated Note Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Subordinated Note Issuer, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Subordinated Note Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as Depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

         11.1 FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         11.2  CERTAIN ACCOUNTING MATTERS.

         (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon, as of the end of each Fiscal Year, by a firm of independent certified public accountants selected by the Administrators;

         (b) The Administrators shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year and the related statements of income or loss;

         (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust; and

         (d) The Administrators shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

         11.3 BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Subordinated Notes held by the Property

Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrators; provided, however, that the Property Trustee shall designate the sole signatories for the Property Trustee Account.

         11.4 WITHHOLDING. The Property Trustee and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Property Trustee shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Property Trustee is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

         12.1  AMENDMENTS.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument approved and executed by the Administrators (or, if there are more than two Administrators, a majority of the Administrators); provided, however, that:

                  (i) No amendment shall be made, and any such purported amendment shall be void and ineffective, to the extent the result thereof would be to:

                           (A) cause the Trust to be characterized for purposes
                  of United States federal income taxation as an association taxable as a corporation or a partnership and any Holder of Securities not to be treated as owning an undivided beneficial interest in the Subordinated Notes;

                           (B) reduce or otherwise adversely affect the powers
                  of the Property Trustee; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company which is required to be registered under the Investment Company Act;

                  (ii) At such time after the Trust has issued any Securities which remain outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                  (iii) Section 9. l(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

                  (iv) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

                  (v) the rights of the holders of the Common Securities under
         Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities (except to the extent that such amendment relates to the Special Administrator, in which case such amendment may only be made in accordance with the terms of the Preferred Securities).

         (b) Notwithstanding Section 12.1 (a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i)  cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                  (iv) to add or change any of the provisions of this Declaration to such extent as shall be necessary to facilitate the issuance of Securities in definitive certificated form;

                  (v) conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority, if such amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

         (c) Prior to the issuance of the Securities, any terms of the Securities may be amended by a written instrument approved and executed by the Administrators (or, if there are more than two Administrators, a majority of the Administrators) and the Sponsor.

         12.2  MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities [or Units] are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities [or Units] are listed or admitted for trading. The Administrators shall call a meeting of such class of Holders, if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met; and

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings:

                  (i) Notice of any meeting of the Holders of any class of Securities shall be given to all the Holders of Securities of such class [or Units] having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities [or Units] are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                  (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) Each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                  (iv) Unless the Business Trust Act, this Declaration, the terms of the Securities or the listing rules of any stock exchange on which the Preferred Securities or Units are then listed or trading otherwise provides the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                   REPRESENTATIONS OF PROPERTY TRUSTEE AND THE
                                DELAWARE TRUSTEE

         13.1 REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE. The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) The Property Trustee is a banking association with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

         (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

         (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

         (e) to add or change any of the provisions of this Declaration to such extent as shall be necessary to facilitate the issuance of Securities in definitive certificated form;

         [(f) Pursuant to a Co-Trustee Agreement between the Property Trustee and the Delaware Trustee dated as of __________, 199_ the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.]

         13.2 REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Sections 5.2 and 5.4 and (b) this Declaration has been duly executed and delivered by the Delaware Trustee, and it constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                                   ARTICLE XIV

                                  MISCELLANEOUS

         14.1 NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be sent by facsimile transmission or hand delivered or sent by overnight courier, addressed to the relevant Person as provided in this Section 14.1:

         If given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  PROVIDIAN FINANCING [ ]
                  201 Mission Street
                  San Francisco, California 94105
                  Attention:  __________

         If given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  Attention:  Corporate Trust Administration

         If given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Providian Financial Corporation
                  201 Mission Street
                  San Francisco,California 94105
                  Attention:  ________

         If given to any other Holder, at the address set forth on the books and records of the Trust.

         For all purposes of this Declaration, a notice or communication will be deemed effective:

         (a) if delivered by hand or sent by overnight courier, on the day it is delivered unless (i) that day is not a Business Day in the city specified (a "Local Business Day") in the address for notice provided by the recipient or
(ii) if delivered after the close of business on a Local Business Day, then on the next succeeding Local Business Day or
         (b) if sent by facsimile transmission, on the date transmitted, provided that oral or written confirmation of receipt is obtained by the sender, unless the date of transmission is not a Local Business Day, in which case, on the next succeeding Local Business Day.

         Any notice, direction, request, demand, consent or waiver by the Sponsor, or any Holder of Securities to or upon the Property Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing at the principal office of the Property Trustee in accordance with the provisions of this Section 14.1.

         Any notice, request, consent or waiver by the Sponsor, the Administrators or the Property Trustee upon the Depository shall have been sufficiently given, made or filed, for all purposes, if give or made in accordance with the provisions of this Section 14.1 at the address shown for such Depository in the Register or at such other address as the Depository shall have provided for purposes of notice.

         14.2 GOVERNING LAW. THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (a) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (b) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (c) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (d) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (e) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (f) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS, OR (g) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

         14.3 INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather, as a grantor trust or otherwise in a manner that each Holder of Securities be treated as owning an undivided beneficial interest in the Subordinated Notes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         14.4 HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         14.5 SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this

Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         14.6 PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         14.7 COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to any one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         14.8 LISTING. The Administrators shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange Limited.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                   --------------------------------------------
                                        David J. Petrini, as Administrator


                                   --------------------------------------------
                                         Daniel Sanford, as Administrator


                                   --------------------------------------------
                                           Kirk Inglis, as Administrator



                                   THE BANK OF NEW YORK (DELAWARE), as
                                   Delaware Trustee


                                   By
                                     ------------------------------------------

                                   Title
                                        ---------------------------------------


                                   THE BANK OF NEW YORK, as Property Trustee


                                   By
                                     ------------------------------------------

                                   Title
                                        ---------------------------------------

                                   PROVIDIAN FINANCIAL CORPORATION, as Sponsor


                                   By
                                     ------------------------------------------

                                   Title
                                        ---------------------------------------

                                    EXHIBIT A

                                    TERMS OF
                    __% TRUST ORIGINATED PREFERRED SECURITIES
                     __% TRUST ORIGINATED COMMON SECURITIES


         Pursuant to Section 7.1 and subject to Section 2.1(c) of the Amended and Restated Declaration of Trust, dated as of __________, 199__ (as amended from time to time in accordance with the provisions thereof, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

         1.  DESIGNATION AND NUMBER.

         (a) PREFERRED SECURITIES. Preferred Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of $[____ million ($_________)] and a Liquidation Amount with respect to the assets of the Trust of $__________ per Preferred Security are hereby designated for the purposes of identification only as "______% Trust Originated Preferred Securities" (the "Preferred Securities").

         (b) COMMON SECURITIES. Common Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of $[____ million ($________)] and a Liquidation Amount with respect to the assets of the Trust of $____ per Common Security, are hereby designated for the purposes of identification only as "_____% Trust Originated Common Securities" (the "Common Securities").

         2.  DISTRIBUTIONS.

         (a) Periodic Distributions payable on each Security will be at a rate per annum of [*.*]% (the "Coupon Rate") of the stated Liquidation Amount of $______ per Security, such rate being the rate of interest payable on the Subordinated Notes to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used in these terms includes such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Subordinated Notes held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months.

         (b) Distributions on the Securities will be cumulative, will accrue from __________, 199_ and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing on __________, 199_, except as otherwise described below. The Subordinated Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Notes for a period not exceeding [20] consecutive quarters (each, an "Extension Period") and, as a consequence of such extension, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate during any such Extension Period. Prior to the termination of any such Extension Period, the Subordinated Note Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20] consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period.

         (c) Distributions on the Securities will be payable promptly by the Property Trustee upon receipt of payment with respect to the Subordinated Notes to the Holders thereof as they appear on the Register on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall correspond with the record dates for the relevant interest payment dates on the Subordinated Notes. If the Preferred Securities are not in book-entry form, the relevant record date shall be the date that is [15 Business Days] prior to the relevant interest payment date on the Subordinated Notes. The relevant record dates for the Common Securities shall be the same record date as the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry-only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Securities are listed and, if none, shall be selected by the Administrators, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Subordinated Notes. Distributions payable on any Securities that are not punctually paid on any Distribution payment date as a result of the Subordinated Note Issuer or the Sponsor having failed to make a payment under the Subordinated Notes will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in Section 8) among the Holders of the Securities.

         3.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

         (a) In the event of any voluntary or involuntary dissolution, the Holders of the Securities on the date of the dissolution will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors of the Trust (including, without limitation, after paying or making reasonable provision to pay all claims or obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), an amount equal to the aggregate of the Liquidation Amount of $_______ per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution after satisfaction of liabilities to creditors of the Trust (including, without limitation, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act), Subordinated Notes in an aggregate principal amount equal to the aggregate Liquidation Amount of such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         (b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         4.  REDEMPTION AND DISTRIBUTION.

         (a) Upon the repayment of the Subordinated Notes in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Subordinated Notes so repaid or redeemed, at a redemption price of $_______ per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

         (c) On and from the date fixed by the Administrators for any distribution of Subordinated Notes and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Depository or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Subordinated Notes to be delivered upon such distribution and any certificates representing Common Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Depository or its nominee), will be deemed to represent beneficial interests in the Subordinated Notes having an aggregate principal amount equal to the aggregate stated Liquidation Amount until such certificates are presented to the Subordinated Note Issuer or its agent for transfer or reissue.

         The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (d) If the Subordinated Notes are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Subordinated Note Issuer will use its best efforts to have the Subordinated Notes listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Subordinated Notes.

         (e)  REDEMPTION OR DISTRIBUTION PROCEDURES.

                  (i) Notice of any redemption of Securities or notice of distribution of Subordinated Notes in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Subordinated Notes. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the Register. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice will be irrevocable and may only be issued if the Subordinated Notes are redeemed as set out in this paragraph 4) then (a) while the Preferred Securities are in book-entry only form by 12:00 noon, New York City time, on the redemption date, provided that the Subordinated Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Notes, the Property Trustee will transfer by wire to the Depository (or successor Depository) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities, and (b) if the Preferred Securities are issued in definitive form, provided that the Subordinated Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Notes, the Property Trustee will pay the relevant Redemption Price to the Holders of the Securities by check mailed to the address of the relevant Holder appearing on the Register on the record date of the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrators nor the Trust shall be required to register or cause to be registered the transfer of any Securities which have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and no interest shall accrue as a result of such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee or Common Securities Guarantee, as relevant, Distributions on such Securities will continue to accrue, from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iii) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust to the Holders of the Securities as set forth on the Register.

                  (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquirer is not the Holder of the Common Securities or an obligor under the Subordinated Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5.  VOTING RIGHTS - PREFERRED SECURITIES.

         (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) If (i) the Trust fails to make Distributions in full on the Preferred Securities for 6 consecutive quarterly Distribution periods, or (ii) an Event of Default occurs and is continuing (each of (i) and (ii) being an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in Liquidation Amount of the Preferred Securities [or Units] to appoint a Special Administrator in accordance with Section 5.6(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor, or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor) will be entitled to nominate any person to be appointed as Special Administrator. For purposes of determining whether the Trust has failed to make Distributions in full for 6 consecutive quarterly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions.

         (c) Not later than 30 days after such right to appoint a Special Administrator arises, the Administrators will convene a meeting for the purpose of appointing a Special Administrator. If the Administrators fail to convene such meeting within such 30-day period, the Holders of 10% in Liquidation Amount of the Preferred Securities will be entitled to convene such meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which notice of the meeting is sent to Holders. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting.

         (d) A Special Administrator may be removed without cause at any time by vote of the Holders of a Majority in Liquidation Amount of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with Section 5.6(a)(ii)(B) of the Declaration. The Holders of 10% in Liquidation Amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Administrator, the Subordinated
Note Issuer shall retain all rights under the Indenture, including the right to extend the interest payment period on the Subordinated Notes.

         (e) Subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Preferred Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Note Trustee, or exercising any trust or power conferred on the Subordinated Note Trustee with respect to the Subordinated Notes, (ii) waive any past default and its consequences that is waivable under
Section 6.9 of the Subordinated Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Notes shall be due and payable. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities [or Units]. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities [or Units] under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as an association taxable as a corporation or a partnership and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Subordinated Notes on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

         (f) Any approval or direction of Holders of Preferred Securities [or Units] may be given at a separate meeting of Holders of Preferred Securities [or Units] convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities [or Units] are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities [or Units]. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (g) No vote or consent of the Holders of the Preferred Securities [or Units] will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Subordinated Notes in accordance with the Declaration and the terms of the Securities.

         (h) In determining whether the Holders of the requisite amount of Preferred Securities [or Units] have voted, Preferred Securities [or Units] which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities [or Units] or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities [or Units] shall be disregarded.

         6.  VOTING RIGHTS - COMMON SECURITIES.

         (a) Except as provided under paragraphs 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Administrator.

         (c) Subject to Section 2.6 of the Declaration and only after all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Note Trustee, or exercising any trust or power conferred on the Subordinated Note Trustee with respect to the Subordinated Notes, (ii) waive any past default and its consequences that is waivable under Section 6.9 of the Subordinated Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Notes shall be due and payable, provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Subordinated Notes affected thereby (a "Super Majority"), the Property Trustee may give such consent or take such action only at the direction of the Holders of at least the proportion in Liquidation Amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Notes outstanding. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as an association taxable as a corporation or a partnership and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Subordinated Notes on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

         (d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (e) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Subordinated Notes in accordance with the Declaration and the terms of the Securities.

         7.  AMENDMENTS TO DECLARATION AND INDENTURE.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrators otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of the Preferred Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Securities, voting together as a single class, provided, however, that the rights of Holders of Preferred Securities under
Article V of the Declaration to appoint, remove or replace a Special Administrator shall not be amended without the consent of each Holder of Preferred Securities, provided, further, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Securities. In determining whether the Holders of the requisite amount of Preferred Securities have voted, Preferred Securities which are owned by the Sponsor, the Trust or any other obligor on the Preferred Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor, the Trust or any other obligor on the Preferred Securities shall be disregarded.

         (b) In the event the consent of the Property Trustee as the holder of the Subordinated Notes is required under the Indenture with respect to any amendment, modification or termination of the Subordinated Notes, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Subordinated Notes (a "Super Majority"), the Property Trustee may give such consent only at the direction of the Holders of at least the proportion in Liquidation Amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Notes outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United Stated federal income tax the Trust will not be classified as an association taxable as a corporation or a partnership and that each Holder of the Securities will be treated as owning an undivided beneficial interest in the Subordinated Notes on account of such action.

         8. PRO RATA. A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Liquidation Amount of Preferred Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

         9. RANKING. The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that where an Event of Default occurs and is continuing under the Subordinated Indenture in respect of the Subordinated Notes held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

         10. ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE. Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

         11. NO PREEMPTIVE RIGHTS. The Holders of the Securities shall have no preemptive rights to subscribe for any additional Securities.

         12. MISCELLANEOUS. These terms constitute a part of the Declaration and may be amended only in accordance with the terms of the Declaration.

         The Securities shall be governed in accordance with the laws of the State of Delaware.

         The Trust will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.


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